CONTACTS:                                           FOR IMMEDIATE RELEASE
MEDIA                                               INVESTORS
Sheila S. Blackwell                                 Kerry Watterson
Voice: 703.762.5540                                 Voice: 703.762.5458
Pager: 888.687.9528                                 Pager: 877.828.0687
SHEILA.BLACKWELL@TELIGENT.COM                       KERRY.WATTERSON@TELIGENT.COM


                        TELIGENT ACQUIRES ECI, ENHANCING
                     NEXT GENERATION COMMUNICATIONS SERVICES

            LEADING PROVIDER OF VOICE, WEB CONFERENCING ACCELERATES
                          GROWTH OF E-BUSINESS SERVICES

Vienna, VA., October 3, 2000 - Teligent, a global leader in broadband communications, today announced it has acquired Executive Conference Inc., a teleconferencing service provider with next generation capabilities, headquartered in Wayne, New Jersey. The stock and cash transaction is valued at $74 million with an additional earnout payment based on ECI's future performance. The acquisition provides Teligent with market-tested expertise and experience to help expand its menu of online communications services.

By enhancing its portfolio of broadband communications services with ECI's conferencing capabilities, Teligent will offer its customers a wider variety of Web-based services, including online audio and video conferencing as well as real-time information sharing. Teligent intends to offer these new services to new and existing customers through Teligent's nationwide sales network. ECI's platform will also enable Teligent to augment its voice-over-Web capabilities and develop other cost-effective, Web-based applications required by business customers.

"ECI is an ideal fit for Teligent," said Teligent Senior Vice President for Field Operations Bruce Wagner. "ECI distinguishes itself in the conferencing industry by offering customers superior service and tremendous savings. We're looking forward to leveraging ECI products and services to build an even stronger portfolio of Teligent e-business communications services.

"ECI is a nationwide leader in high-quality, competitively priced teleconferencing services. In the last four years, ECI revenues have grown more than 35 percent annually with profit margins consistently exceeding 25 percent. ECI's products include operator assisted, automated, reservation-less, event reservation-less,event calling, audio streaming and Web collaboration conferencing services. ECI's product line offers the "next generation" of audio teleconferencing services.

The company's 180 employees serve more than 5,000 customers nationwide, including many Fortune(R) 1,000 customers.

ECI co-founder Graham Sampson will become a Teligent Vice President. "We view our new relationship with Teligent as an exciting opportunity to work with a company that is demonstrating real leadership in the fast-growing sector of e-business solutions," Sampson said.

Web-based business conferencing, now in its infancy, has strong growth potential in the online business communications arena. In a recent survey, by research firm Socratic Technologies, of business travelers with Internet access, 75 percent of respondents reported e-mailing presentations to meeting participants and 30 percent reported joining Web-based conferences. Web-based conferencing enables business associates in separate locations to view video and simultaneously view and edit documents online.

"Online services is a huge opportunity and fast becoming a requirement of businesses, both large and small," added Wagner. "That's why Teligent intends to deliver online services that enhance our business customers communications productivity and ECI is one of many steps we're taking to do just that."

International Data Corporation (IDC), the world's leading provider of technology intelligence, industry analysis and market data, projects the global market for multimedia two-way Web-based communications services to reach $19.2 billion by 2003 -- up from just $2.1 billion in 1999.

Teligent offers businesses a flat monthly bill for local services with savings of up to 30 percent off the rates they pay their local phone providers. To qualify for the maximum discount, customers switch their existing local service and sign up with Teligent for a minimum of one year. Teligent averages representative bills from the customer's current carrier and deducts up to 30 percent to arrive at the customer's new flat monthly rate.

Teligent offers long distance service at a single, per-minute price. When customers use Teligent for their local service, Teligent deducts up to an additional 30 percent off Teligent's already low per-minute long distance price. Prices for long distance calls within a state may vary in some states.

Teligent also offers a high-speed data service for cost-conscious customers called SmartWave DSL(TM). Using advanced digital subscriber line (DSL) electronics to enhance the copper circuits inside customer buildings, Teligent's new service enables businesses to take advantage of high-speed Internet access at prices starting at $159 a month.

TELIGENT SERVICE FEATURES E.MAGINESM, an interactive, Web-based business management tool that enables customers to access their billing and account information anytime they choose. Many of the benefits that Teligent offers its customers - simplicity, service, savings and speed - are the direct result of its digital SmartWave(TM) technology.

                       ABOUT TELIGENT'S BROADBAND NETWORKS

Teligent's local communications networks represent the integration of the latest advances in high-frequency microwave technology with traditional broadband wireline equipment. Together these technologies enable Teligent to increase its local network efficiency and significantly lower network costs.

Teligent delivers fixed wireless services by installing small antennas on the roofs of customer buildings. When a customer makes a telephone call or accesses the Internet, the voice, data or video signals travel over the building's internal wiring to the rooftop antenna. These signals are then digitized and transmitted to a "base station" antenna on another building, usually less than three miles away.

Each base station antenna gathers signals from a cluster of surrounding customer buildings, aggregates the signals and then routes them to a broadband switching center. At the switching center, ATM (Asynchronous Transfer Mode) switches and data routers distribute the traffic to other networks, such as public circuit-switched voice networks, packet-switched Internet and private data networks.

                                 ABOUT TELIGENT

Based in Vienna, Virginia, Teligent, Inc. (NASDAQ: TGNT) is a global leader in broadband communications offering business customers local, long distance, high-speed data and dedicated Internet services over its digital SmartWave(TM) local networks in major markets throughout the United States. The company is working with international partners to extend its reach into Europe, Asia and Latin America. Teligent's offerings of regulated services are subject to all applicable regulatory and tariff approvals.

FOR MORE INFORMATION,  VISIT THE TELIGENT WEBSITE AT: WWW.TELIGENT.COM

TELIGENT AND SMARTWAVE ARE THE EXCLUSIVE TRADEMARKS OF TELIGENT, INC.

EXCEPT FOR ANY HISTORICAL INFORMATION, THE MATTERS DISCUSSED IN THIS PRESS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT REFLECT THE COMPANY'S CURRENT VIEWS REGARDING FUTURE EVENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD AFFECT THE COMPANY'S GROWTH, OPERATIONS, MARKETS, PRODUCTS AND SERVICES. THE COMPANY CANNOT BE SURE THAT ANY OF ITS EXPECTATIONS WILL BE REALIZED. FACTORS THAT MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENT TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY ITS FORWARD LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION: 1) THE COMPANY'S PACE OF ENTRY INTO NEW MARKETS; 2) THE TIME AND EXPENSE REQUIRED TO BUILD THE COMPANY'S PLANNED NETWORK AND ISP INFRASTRUCTURE; 3) THE IMPACT OF CHANGES IN TELECOMMUNICATIONS LAWS AND REGULATIONS; 4) GENERAL ECONOMIC AND COMPETITIVE CONDITIONS; 5) TECHNOLOGICAL DEVELOPMENTS; AND 6) OTHER FACTORS DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.